UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 5, 2019

TABULA RASA HEALTHCARE, INC.

(Exact Name of Registrant Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-37888 (Commission File Number)	46-5726437 (I.R.S. Employer Identification No.)

228 Strawbridge Drive, Suite 100
Moorestown, New Jersey	08057
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (866) 648-2767

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)     On March 5, 2019, the Board of Directors (the “Board”) of Tabula Rasa HealthCare, Inc. (the “Company”) increased the size of the Board from eight directors to nine directors and appointed Rear Admiral (“RADM”) Pamela Schweitzer, Pharm.D., as a director of the Board.  RADM Schweitzer will serve as a Class II director, to serve until the 2021 annual meeting of stockholders or until her earlier resignation, retirement or other termination of service.  In connection with the adoption of a revised Board committee structure (as described below), the Board named RADM Schweitzer to serve as a member of each of the Nominating Committee and the Corporate Governance Committee. The Board has determined that RADM Schweitzer is an independent director in accordance with applicable rules of the Securities and Exchange Commission (the “SEC”) and the Nasdaq Stock Market.  RADM Schweitzer will be compensated in accordance with the non-employee director compensation program of the Board, as described in the Company’s Proxy Statement filed with the SEC on May 1, 2018.

RADM Schweitzer, 59, has undertaken various speaking engagements since September 2018. Previously, she served as the Assistant Surgeon General and Chief Pharmacist Officer of the U.S. Public Health Service (“PHS”) from August 2014 through September 2018. RADM Schweitzer served as a technical director in two divisions of the U.S. Centers for Medicare and Medicaid Services (“CMS”) from February 2013 to August 2018. Over the course of her career, RADM Schweitzer has served in varied assignments in the U.S. Indian Health Service (“IHS”), U.S. Veterans Administration and with the CMS.   RADM Schweitzer earned her Doctor of Pharmacy from the University of California San Francisco School of Pharmacy and holds a Bachelor’s degree in Biological Sciences from California State University Fullerton. She completed an Ambulatory Care/Administrative Residency at University of California Irvine Medical Center and is a Board Certified Ambulatory Care Pharmacist. She is currently completing the Executive Master of Health Administration Program at the University of Southern California Sol Price School of Public Policy. The Board believes that RADM Schweitzer’s extensive leadership experience in public service and expertise in pharmacy programs will make her a valuable member of the Company’s Board.

In connection with her appointment, RADM Schweitzer will enter into the Company’s standard indemnification agreement, the form of which was previously filed with the Company’s Registration Statement on Form S-1 (Registration No. 333-208857) in connection with the Company’s initial public offering completed in October 2016. There is no other material Company plan, contract or arrangement in which RADM Schweitzer will participate in connection with her appointments. There are no arrangements or understandings between RADM Schweitzer and any other person pursuant to which RADM Schweitzer was selected as a director of the Company, and there is no family relationship between RADM Schweitzer and any of the Company’s other directors or executive officers. There are also no related party transactions between either of RADM Schweitzer and the Company.

Item 7.01 Regulation FD Disclosure.

On March 6, 2019, the Company issued a press release announcing RADM Schweitzer’s appointment to the Board. The Company is furnishing a copy of the press release, which is attached hereto as Exhibit 99.1.

The information provided in this Item 7.01 of this Current Report on Form 8-K is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section.  The information in this Current Report shall not be deemed to be incorporated by reference in any filing made by the Company pursuant to the Securities Act or the Exchange Act other than to the extent that such filing incorporates by reference any or all of such information by express reference thereto.

Item 8.01  Other Events

At its meeting held on March 5, 2019, the Board approved a revised Board committee structure that terminates the existing Nominating and Corporate Governance Committee and designates a separate Nominating Committee and Corporate Governance Committee. The revised Board committee structure and related committee membership changes became effective immediately. As of March 5, 2019, the Board will have the following standing committees: Audit Committee, Compensation Committee, Nominating Committee and Corporate Governance Committee.

In addition to approving the revised Board committee structure, the Board approved a Nominating Committee charter and a Corporate Governance Committee charter to replace the former Nominating and Corporate Governance Committee charter and set forth the responsibilities of each respective committee. The Company will post copies of the new Nominating Committee charter and Corporate Governance Committee charter in the “Corporate Governance” section of the “Investors” page of its corporate website at www.tabularasahealthcare.com.

In connection with the implementation of the revised Board Committee structure, the Board also made several appointments and changes in committee membership. The membership of each Board committee is as follows:

Nominating Committee	Corporate Governance Committee
Dennis Helling (chairperson)	A Gordon Tunstall (chairperson)
Jan Berger	Samira Beckwith
RADM Pamela Schweitzer	Jan Berger
Dennis Helling
Audit Committee	Kathrine O’Brien
Michael Purcell (chairperson)	Michael Purcell
A Gordon Tunstall	RADM Pamela Schweitzer
Samira Beckwith
Compensation Committee
Samira Beckwith (chairperson)
Kathrine O’Brien
Jan Berger

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description
99.1	Press release of Tabula Rasa HealthCare, Inc. issued March 6, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TABULA RASA HEALTHCARE, INC.

By:	/s/ Dr. Calvin H. Knowlton
Dr. Calvin H. Knowlton
Chief Executive Officer

Dated: March 6, 2019